Exhibit 99.1

CERTIFICATION OF DISCLOSURE

The undersigned officer of SPS Technologies, Inc. (the "Company") hereby certifies to my knowledge that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date:    August 14, 2002

Name:  /s/William M. Shockley
           William M. Shockley

Title:   Vice President, Chief Financial Officer

______________________________________________________________________________________________________________________________

CERTIFICATION OF DISCLOSURE

The undersigned officer of SPS Technologies, Inc. (the "Company") hereby certifies to my knowledge that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date:    August 14, 2002

Name:  /s/John S. Thompson
           John S. Thompson

Title:    President, Chief Executive Officer and Director